Information related to COVID-19 pandemic	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [Abstract]
Information related to COVID-19 pandemic	Information related to COVID-19 pandemic
In December 2019, a novel strain of coronavirus (“COVID-19”) was reported to have surfaced in China and started spreading to the rest of the world in early 2020. The COVID-19 virus is impacting economic activity worldwide and poses the risk that Adecoagro or its employees, contractors, suppliers, customers and other business partners may be prevented from conducting certain business activities for an indefinite period of time, including due to shutdowns mandated by governmental authorities or otherwise adopted by companies as a preventive measure. Given the uncertainty around the extent and timing of the future spread of COVID-19 and the imposition or relaxation of protective measures, it is not possible to predict the COVID-19’s effects on the industry, generally, and to reasonably estimate the financial effect on the Company.

In Brazil, the government created a crisis committee to monitor the impact of COVID-19 in March 2020. Since then, it has announced several measures (tax and others) to address the effects of COVID-19. In this regard, the Brazilian health authorities, as well as several state and municipal authorities have adopted or recommended social distancing measures.

In Argentina, on March 20, 2020 the Argentine government implemented a social, preventive and mandatory isolation regime, prohibiting the circulation of people on routes, roads and public spaces (the “Mandatory Isolation Regime”) which has already been partially reverted as of the day of this report.

As of the date of this report, the activities pursued by our Argentine subsidiaries, related to agricultural production, distribution and commercialization, were exempted from the Mandatory Isolation Regime for being considered “essential” activities. Also our activities in Brazil have no restrictions

In order to guarantee the hygiene and safety conditions established by the Ministry of Health and to preserve the health of the employees in our subsidiaries, Adecoagro has enacted Prevention and Action Protocols tailored for each facility, in addition to constituting Crisis Committees. Measures taken include but are not limited to: (i) daily temperature check upon arrival to the facility, (ii) mandatory distancing in the workplace, (iii) maximum limit of people in the lunch room and vehicles (iv) sanitary barriers, (iv) special protective attire. Additionally, remote work has been guaranteed for the duration of the Mandatory Isolation Regime for employees based in central offices, and a rotation scheme has been implemented for administrative employees based in the farms or industrial facilities.

Most of our businesses are operating without any major disruption both at the farm and industry level as well as on the road and at the ports. However, the demand of our products, mainly ethanol in Brazil, has been reduced as a consequence of the lockdown decided by the authorities in connection with the pandemic. Nevertheless, we are optimizing our production mix, in order to mitigate such reduction in demand.

The Company is closely monitoring the situation and taking all necessary measures at its disposal to preserve human life and its operation.